SUPPLEMENT DATED MAY 15, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco International Bond Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The Average Annual Total Returns table appearing under the heading “Performance Information" in the prospectuses is replaced in its entirety as set forth below.
Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception Date	1 Year	5 Years	10 Years

Class A

Return Before Taxes	6/15/1995	3.67%	-0.84%	0.25%

Return After Taxes on Distributions		2.65	-1.62	-0.56

Return After Taxes on Distributions and Sale of Fund Shares		2.15	-0.95	-0.14

Class C	6/15/1995	6.21	-0.73	0.08

Class R	3/1/2001	7.74	-0.23	0.43

Class Y	9/27/2004	8.27	0.24	0.92

Class R5	5/24/2019	8.27	0.31[1]	0.83[1]

Class R6	1/27/2012	8.34	0.39	1.09

FTSE Non-U.S. Dollar World Government Bond Index (reflects no deduction for fees, expenses or taxes)		5.83	-2.77	-1.26

Custom Invesco International Bond Index (50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JP Morgan Government Bond Index-Emerging Markets Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index) (reflects no deduction for fees, expenses or taxes)[2]		8.96	-0.63	0.13

JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified Index (reflects no deduction for fees, expenses or taxes)		12.70	1.14	0.09

JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)		11.09	1.67	3.22

Bloomberg Global Aggregate ex-U.S. Index (reflects no deduction for fees, expenses or taxes)[2]		5.72	-1.56	-0.79

1
Performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Although invested in the same portfolio of securities, Class R5 shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
2
Effective February 28, 2024, the Fund changed its broad-based securities market benchmark from the FTSE Non-U.S. Dollar World Government Bond Index to the Bloomberg Global Aggregate ex-U.S. Index to reflect that the Bloomberg Global Aggregate ex-U.S. Index can be considered more broadly representative of the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
O-IBD-SUMSTATSUP-1 051524